UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                FORM 8-K/A No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 19, 2006
                Date of Report (Date of earliest event reported)

                                THE STANLEY WORKS
             (Exact name of registrant as specified in its charter)

          Connecticut                      1-5244                06-0548860
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

                  1000 Stanley Drive
               New Britain, Connecticut                       06053
       (Address of principal executive offices)             (Zip Code)

                                 (860) 225-5111
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

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Item 9.01.        Financial Statements and Exhibits.

                  (c)  Exhibits.
                       --------

                  Item 9.01(c) of the Form 8-K filed by The Stanley Works on January 19, 2006 is hereby amended to replace Exhibit 4.1 with the corrected version thereof attached hereto.

Exhibit 4.1 Rights Agreement, dated as of January 19, 2006, by and between The Stanley Works and Computershare Investor Services L.L.C.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    THE STANLEY WORKS


                                    By: /s/ Bruce H. Beatt
                                        ---------------------------------------
                                    Name:  Bruce H. Beatt
                                    Title: Vice President, General Counsel and
                                           Secretary


Dated: February 22, 2006

                                INDEX TO EXHIBITS


Exhibit 4.1 Rights Agreement, dated as of January 19, 2006, by and between The Stanley Works and Computershare Investor Services L.L.C.